UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2007

Kosan Biosciences Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31633	94-3217016
(Commission File Number)	(IRS Employer Identification No.)

3832 Bay Center Place, Hayward, CA 94545

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 732-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results Of Operations and Financial Condition.

On May 9, 2007, the Company publicly disseminated a press release announcing its financial results for the three months ended March 31, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under Item 2.02 in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Press Release entitled “Kosan Announces First Quarter 2007 Financial Results; Plans to Introduce Superior Tanespimycin Formulation in “TIME” Registration Program.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KOSAN BIOSCIENCES INCORPORATED

Dated: May 9, 2007	By:	/s/ Margaret A. Horn
Margaret A. Horn,
Senior Vice President, Legal and Corporate Development,
General Counsel and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press Release entitled “Kosan Announces First Quarter 2007 Financial Results; Plans to Introduce Superior Tanespimycin Formulation in “TIME” Registration Program.”